File No. 33-87762
                                                              File No. 811-08918
                                  JULY 23, 1999
                            SUPPLEMENT TO PROSPECTUS
                           DATED NOVEMBER 1, 1999, FOR
                           THE HIRTLE CALLAGHAN TRUST

The Hirtle Callaghan Trust ("Trust"), is a diversified, open-end management investment company. The principal offices of the Trust. are located at 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA ,19428-2970.

Except for The International Equity Portfolio ("International Portfolio"), each of the Trust's equity oriented investment portfolios has, since the inception of the Trust, retained two separate portfolio management firms to make investment decisions on its behalf. Although the investment managers for each of these "dual manager portfolios" are required to adhere to the investment objectives, policies and restrictions of the portfolios they serve, each firm is expected to do so in the context of its particular investment management style.

At  their  meeting  held on July 23,  1999,  shareholders  of the  International
Portfolio approved the engagement of Artisan Partners Limited Partnership ("Artisan") to serve as a second Investment Manager for the International Portfolio pursuant to the terms of a portfolio management contract ("Artisan Agreement"). The terms and conditions of the Artisan Agreement are substantially the same as those included in the agreement between the International Portfolio and Brinson Partners, Inc., ("Brinson"), the firm that has served as the sole Investment Manager for the International Portfolio since the inception of the Trust.. However, the asset-based fee payable under the portfolio managerment agreement with Brinson is calculated at a rate of .40% of 1% on assets of $200 million or less, with reductions (often called "break points") in the applicable rate at higher asset levels. The Artisan Agreement provides for an advisory fee of .40% of 1% of the Portfolio's assets assigned to Artisan, but does not include fee reductions at higher asset levels.

At the shareholders meeting, an amendment to the Artisan Agreement ("Performance Fee Amendment") was also approved. The Performance Fee Amendment will not take effect unless and until certain relief is obtained from the Securities and Exchange Commission ("SEC"). The relief sought would permit the proposed performance compensation to be based on the gross performance of that portion of the International Portfolio's assets allocated by the Board to Artisan. There can be no assurance that the SEC will grant such relief.

Under the Performance Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it and would receive a fee, payable quarterly, at the annual rate of .40% of the average daily net asset value of the Account, ("Base Fee"). After an initial one year period, the Base Fee would be increased or decreased at an annual rate of 25% of the net value added by Artisan over the total return of the Morgan Stanley Capital International European, Australia and Far East Index ("Index") during the 12 months immediately preceding the calculation date. Artisan's total compensation under the Performance Fee Agreement would not exceed 80 basis points with respect to any 12 month period. This maximum fee level would be attained only to the extent that the Artisan Account outperforms the EAFE Index by a factor of at least 200 basis points. Artisan's annual fee may, however, fall to zero if Artisan underperforms the Index by 120 basis points or more. Investors in the International Portfolio should be aware that one consequence of the Performance Fee Amendment is that Artisan could earn a positive performance adjustment in declining markets provided that the decline in returns achieved by Artisan is less than the corresponding decline in returns in the Index.

Information About Artisan. Artisan is located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of April 30, 1999, Artisan managed total assets in excess of $ 1.7 billion. The principal executive officer of Artisan is Andrew A. Ziegler, whose principal occupation is the management of Artisan and Artisan's sole general partner, Artisan Investment Corporation. Mr. Ziegler and Carlene
Murphy Ziegler control Artisan Investment Corporation, which is organized as a Wisconsin corporation. A team of investment professionals, lead by Mr. Mark L. Yockey, an Artisan partner, will be responsible for making day-to-day investment decisions for that portion of the International Portfolio allocated to Artisan. Mr. Yockey has been with Artisan since 1995 and currently serves as a vice president of Artisan Funds, Inc., an open-end, series management investment company registered under the Investment Company Act. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.